UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 15, 2026
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Federal Home Loan Bank of Topeka (“FHLBank”) obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation the joint and several obligations of the eleven Federal Home Loan Banks. The Federal Home Loan Banks are regulated by the Federal Housing Finance Agency (the “Finance Agency”) and the Finance Agency regulations authorize the Finance Agency to require any Federal Home Loan Bank to repay all or a portion of the principal of or interest on consolidated obligations for which another Federal Home Loan Bank is the primary obligor. Consolidated obligations are sold to the public through the Office of Finance using authorized securities dealers. Consolidated obligations are backed only by the financial resources of the 11 Federal Home Loan Banks and are not guaranteed by the United States government.

Schedule A sets forth all consolidated obligation bonds and discount notes committed to be issued by the Federal Home Loan Banks, for which the FHLBank is the primary obligor, on the trade dates indicated, other than discount notes with a maturity of one year or less that are issued in the ordinary course of business. Schedule A also includes any consolidated obligations with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank.

We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at any time. In reviewing the information in this Current Report on Form 8-K, please note:

• although consolidated obligations issuance is material to the FHLBank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;
• Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) which we may enter into as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;
• Schedule A will not enable a reader to track changes in the total consolidated obligations outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes with a maturity of one year or less and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, satisfy called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission; and
• the principal amounts reported on Schedule A represent the principal amount of the reported consolidated obligations at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions; and
• Schedule A does not describe types and style of consolidated obligations that are not issued on behalf of, or assumed by, the FHLBank as primary obligor, but that may be issued on behalf of other Federal Home Loan Banks as primary obligors.

Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR ($)
04/15/2026	3130BADJ3	04/30/2026	04/30/2046	10/30/2026	Optional Principal Redemption	American	Fixed Constant	04/30/2027	5.5	10,000,000
04/15/2026	3130BADY0	04/23/2026	04/23/2030	10/23/2026	Optional Principal Redemption	Bermudan	Fixed Constant	10/23/2026	4.2	15,000,000
04/15/2026	3130BADZ7	04/22/2026	10/22/2029	10/22/2026	Optional Principal Redemption	Bermudan	Fixed Constant	10/22/2026	4.15	15,000,000
04/15/2026	3130BAE60	04/29/2026	04/29/2037	10/29/2026	Optional Principal Redemption	American	Fixed Constant	10/29/2026	5.07	10,000,000
04/16/2026	3130BADY0	04/23/2026	04/23/2030	10/23/2026	Optional Principal Redemption	Bermudan	Fixed Constant	10/23/2026	4.2	20,000,000
04/16/2026	3130BADZ7	04/22/2026	10/22/2029	10/22/2026	Optional Principal Redemption	Bermudan	Fixed Constant	10/22/2026	4.15	15,000,000
04/16/2026	3130BADZ7	04/22/2026	10/22/2029	10/22/2026	Optional Principal Redemption	Bermudan	Fixed Constant	10/22/2026	4.15	20,000,000
04/16/2026	3130BAEJ2	04/17/2026	08/24/2026	05/24/2026	Non-Callable		Variable Single Index Floater			500,000,000
04/16/2026	3130BAEL7	04/17/2026	04/17/2028	07/17/2026	Non-Callable		Variable Single Index Floater			150,000,000
04/16/2026	3130BAEM5	04/17/2026	04/16/2027	07/16/2026	Non-Callable		Variable Single Index Floater			150,000,000
04/16/2026	3130BAER4	04/17/2026	03/17/2027	06/17/2026	Non-Callable		Variable Single Index Floater			50,000,000
04/17/2026	3130BAF69	04/20/2026	08/24/2026	05/24/2026	Non-Callable		Variable Single Index Floater			525,000,000

(1) Call Type Description:
Optional Principal Redemption bonds (callable bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:
Indicates whether the consolidated obligation is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
American Bonds are redeemable continuously on and after the first redemption date and until maturity.
Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.
European Bonds are redeemable on a particular date only.
Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
Multi-European Bonds are redeemable on particular dates only.

(3) Rate Type Description:
Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed Bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:
Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

04/21/2026	By: /s/ Jeff Ogle
Date	Name: Jeff Ogle
Title: VP, Long Term Funding & Derivatives Mngr.